UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
________________
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2007

Commission	Exact name of registrant as specified in its charter	State of	I.R.S. Employer
File Number	and principal office address and telephone number	Incorporation	Identification No.
1-16163	WGL Holdings, Inc. 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On June 19, 2007, Washington Gas Light Company (Washington Gas), a wholly owned subsidiary of WGL Holdings, Inc., entered into a definitive Master Services Agreement with Accenture LLP, an Illinois limited liability partnership (Accenture). Under this agreement, Accenture will provide business process outsourcing services to Washington Gas for certain business processes related to human resources, information technology (IT), consumer services and finance operations. Washington Gas expects to pay approximately $350  million over a ten-year contract term for a combination of capital expenditures and services. Washington Gas also has agreed to pay an additional $16 million for the purchase of IT related assets from an Accenture affiliate.
Washington Gas will file a copy of the Master Services Agreement as an exhibit to its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007.
ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
On June 20, 2007, in connection with the execution of the Master Services Agreement discussed in Item 1.01 of this Current Report on Form 8-K, Washington Gas announced to its employees a business process outsourcing plan that will result in the elimination of approximately 300 positions at Washington Gas, 50 of which are currently vacant. There are several variables associated with determining which specific individuals will be impacted by this plan, but assumptions can be used to reasonably estimate the overall costs of the plan.
During fiscal years 2007 and 2008, Washington Gas expects to incur and pay total one-time costs of approximately $29 million to implement its business process outsourcing that will include $9 million in employee related costs for severance and benefit costs and $20 million in other transition costs, process upgrades and transaction costs. Of the $9 million in employee related costs, approximately $6 million is estimated to be a cash outlay for severance and the remaining amounts relate to adjustments to our pension and other post retirement benefit plans. Washington Gas has requested regulatory asset accounting treatment for these costs and accordingly, expects to defer these costs as regulatory assets and amortize them over a recovery period to be established and approved in pending rate cases. All or a portion of these costs to achieve the outsourcing effort could be expensed if the regulators do not permit recovery of such costs in the proposed rate cases.
ITEM 7.01 REGULATION FD DISCLOSURE
In connection with its Master Services Agreement discussed in Item 1.01 of this Current Report on Form 8-K, filed on June 20, 2007, Washington Gas issued a news release containing additional information about its Master Services Agreement. A copy of this news release is furnished as an attached Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
The following exhibit is furnished herewith:
     99.1 News Release, dated June 20, 2007, issued by Washington Gas.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This report contains forward-looking statements relating to our operations and results of operations, the accuracy of which is necessarily subject to risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions and the factors discussed under the “Risk Factors” heading in our most recent annual report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission.
Certain matters discussed in this report include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the outlook for earnings, revenues and other future financial business performance or strategies and expectations. Forward-looking statements are typically identified by words such as, but not limited to, “estimates,” “expects,” “anticipates,” “intends,” “believes,” “plans” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could.” Although we believe such forward-looking statements are based on reasonable assumptions, they cannot give assurance that every objective will be achieved. Forward-looking statements speak only as of today, and we assume no duty to update them. The following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the level and rate at which costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process in connection with constructing operating and maintaining Washington Gas’ natural gas distribution system; the ability to implement successful approaches to modify the current or future composition of gas delivered to customers or to remediate the effects of the current or future composition of gas delivered to customers, as a result of the introduction of gas from the Cove Point facility to Washington Gas’ natural gas distribution system; the ability to recover the costs of implementing steps to accommodate delivery of natural gas to customers as a result of the receipt of gas from the Cove Point facility; variations in weather conditions from normal levels; the availability of natural gas supply and interstate pipeline transportation and storage capacity; the ability of natural gas producers, pipeline gatherers, and natural gas processors to deliver natural gas into interstate pipelines for delivery by those interstate pipelines to the entrance points of Washington Gas’ natural gas distribution system as a result of factors beyond our control; changes in economic, competitive, political and regulatory conditions and developments; changes in capital and energy commodity market conditions; changes in credit ratings of debt securities of WGL Holdings, Inc. or Washington Gas that may affect access to capital or the cost of debt; changes in credit market conditions and creditworthiness of customers and suppliers; changes in relevant laws and regulations, including tax, environmental and employment laws and regulations; legislative, regulatory and judicial mandates or decisions affecting business operations or the timing of recovery of costs and expenses; the timing and success of business and product development efforts and technological improvements; the pace of deregulation efforts and the availability of other competitive alternatives to our products and services; changes in accounting principles; acts of God and terrorist activities and other uncertainties; and the ability of Washington Gas to implement effectively the outsourcing of several portions of its business units. The outcome of negotiations and discussions we may hold with other parties from time to time regarding utility and energy-related investments and strategic transactions that are both recurring and non-recurring may also affect future performance. For a further discussion of risks and uncertainties, see our filings with the SEC, including our most recent annual report on Form 10-K.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc.
and
Washington Gas Light Company
(Registrants)

Date: June 20, 2007	/s/ Mark P. O’Flynn

Mark P. O’Flynn
Controller
(Principal Accounting Officer)

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